SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                     ------------------------
                             FORM 8-K



                          CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  January 21, 2005
                                                  -------------------


		COAST FINANCIAL HOLDINGS, INC.
       ----------------------------------------------------
      (Exact Name of Registrant as Specified in its Charter)




           Florida                  000-50433            14-1858265
 ---------------------------   ----------------------   ------------
(State or Other Jurisdiction  (Commission File Number) (IRS Employer
     Incorporation)                                     Identification
                                                            Number)




 2412 Cortez Road West, Bradenton, Florida          34207
 -----------------------------------------       ---------
 (Address of Principal Executive Offices)        (Zip Code)




Registrant's telephone number, including area code:  (941) 752-5900
                                                     --------------



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Item 2.02  Results of Operations and Financial Condition.

    On January 21, 2005, Coast Financial Holdings, Inc., a Florida corporation (the "Company"), issued a press release announcing its earnings and financial results for the fiscal year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

    The information furnished in this Item 2.02 and the press release attached hereto as Exhibit 99.1 is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibit hereto) is not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of this Form 8-K, regardless of any general or specific incorporation language in such filing.

Item 7.01  Regulation FD Disclosure.

    The press release referred to under Item 2.02 above and filed as
Exhibit 99.1 hereto includes disclosure relating to the Company's earnings for the fiscal year ended December 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

    The information contained herein, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibit hereto) is not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of this Form 8-K, regardless of any general or specific incorporation language in such filing.




[Rest of Page Intentionally Blank.  Signature on following Page.]









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                              SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                COAST FINANCIAL HOLDINGS, INC.

Date:  February 16, 2005        By: /s/ Brian F. Grimes
                                    -----------------------
                                    Brian F. Grimes
                                    Chief Financial Officer



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                          EXHIBIT INDEX
                          -------------

Exhibit No.   Description
-----------   -----------

99.1	Press Release, issued January 21 2005, regarding earnings
        for the fiscal year ended December 31, 2004.



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